Summary Prospectus	October 1, 2020
AMG Managers Cadence Emerging Companies Fund

Class N: MECAX	Class I: MECIX	Class Z: MECZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated October 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The AMG Managers Cadence Emerging Companies Fund’s (the “Fund” or “Emerging Companies Fund”) investment objective is to seek long-term growth of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.53%	0.39%	0.29%
Total Annual Fund Operating Expenses	1.22%	1.08%	0.98%
Fee Waiver and Expense Reimbursements[1]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.13%	0.99%	0.89%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least October 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.89% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through October 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$115	$378	$662	$1,469
Class I	$101	$335	$587	$1,309
Class Z	$ 91	$303	$533	$1,193
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

SUM043-1020

AMG Managers Cadence Emerging Companies Fund SUMMARY PROSPECTUS

Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in “emerging companies.” Cadence Capital Management LLC (“Cadence” or the “Subadviser”) employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy for the Fund to seek to invest in companies that exhibit both growth and value characteristics. The Subadviser seeks to find small-cap, emerging companies that have improving fundamentals (based on growth criteria) and whose stock the Subadviser believes to be reasonably valued by the market (based on value criteria). The Fund defines “emerging companies” as companies the Subadviser believes: have improving fundamentals; are developing new products or technologies, entering new markets or growing market share within existing markets; and have stock that is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, the Fund currently intends to invest at least 80% of its net assets, under normal circumstances, in U.S. companies with market capitalizations within the range of the Russell Microcap® Index and the Russell 2000® Index. As of May 8, 2020, the date of the latest reconstitution of the indices (implemented by the indices June 26, 2020), the lowest market capitalization in the Russell Microcap® Index was $30.2 million and the highest market capitalization in the Russell 2000® Index was $4.4 billion. This capitalization range will change over time. The Subadviser ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on capital, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value.
The Subadviser then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Subadviser may emphasize or deemphasize one or more of these growth or value criteria, or use other criteria, when selecting investments for the Fund. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”).
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Small- and Micro-Capitalization Stock Risk – the stocks of small- and micro-capitalization companies and emerging companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the health care and information technology sectors may comprise a significant portion of the Fund’s portfolio. Companies in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

2	AMG Funds

AMG Managers Cadence Emerging Companies Fund SUMMARY PROSPECTUS

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index, the Russell Microcap® Growth Index. The Fund also compares its performance to a secondary benchmark, the Russell 2000® Growth Index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly Administrative Class shares, which were renamed Service Class shares on October 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.
The performance information shown in the bar chart is that of the Fund’s Class N shares and the performance information shown in the bar chart and table includes historical performance of the Fund for periods prior to September 27, 2010, which was the date the Fund was reorganized from the Allianz CCM Emerging Companies Fund to the Fund.
To obtain updated performance information for the Fund please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 22.05% (4th Quarter 2011)
Worst Quarter: -23.38% (3rd Quarter 2011)
Year-to-Date (as of 6/30/20): -16.56%
Average Annual Total Returns as of 12/31/19
AMG Managers Cadence Emerging Companies Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	9.74%	10.71%	14.95%	—
Class N Return After Taxes on Distributions	9.74%	10.21%	14.69%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	5.77%	8.46%	12.67%	—
Average Annual Total Returns as of 12/31/19 (continued)
AMG Managers Cadence Emerging Companies Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class I Return Before Taxes	9.88%	10.90%	15.19%	—
Class Z Return Before Taxes	10.01%	–	–	8.01%
Russell Microcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	23.33%	4.87%	10.69%	7.49%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	13.01%	11.96%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on May 31, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Cadence Capital Management LLC
Portfolio Managers
Robert L. Fitzpatrick
Senior Portfolio Manager and Managing Director of Cadence;
Portfolio Manager of the Fund since 2004.
Michael J. Skillman
Managing Director and Chief Executive Officer of Cadence;
Portfolio Manager of the Fund since 2006.
Robert E. Ginsberg
Senior Portfolio Manager and Managing Director of Cadence;
Portfolio Manager of the Fund since 2011.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000

AMG Funds	3

AMG Managers Cadence Emerging Companies Fund SUMMARY PROSPECTUS

Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
*Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds